Income Taxes - Provision/(Benefit) for Income Taxes and Income Taxes Paid (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Current:
Federal	$ 0.5	$ 175.3	$ 44.3
State	19.5	16.1	7.2
Foreign	118.5	(14.7)	104.1
Current, Total	138.5	176.7	155.6
Deferred:
Federal	(125.2)	(74.8)	(83.5)
State	(16.7)	1.6	(19.4)
Foreign	45.6	8.8	0.8
Deferred, Total	(96.3)	(64.4)	(102.1)
Provision for income taxes	42.2	112.3	53.5
Net income taxes paid	$ 215.2	$ 326.6	$ 258.4